mavi sud

mavi sud s.r.l.
COSMETICI IPOALLERGENICI
Viale dell'Industria, 1 - 04011 Aprilia (LT) Italy
Tel. 06.92.86.261 - Telefax 06.92.81.523
E-mail: info@mavicosmetics.it
http://www.mavicosmetics.it
Cap. Soc. € 572.000,00 int vers.
C.C.I.A.A. Latina n. 84693/87 - Reg. Trib. 13210
Op. Est. Mecc. Nr. LT 00 52 66
Cod. Fisc. / Part. IVA 01347820597

Ns. Rif.

Vs. Rif.

EXCLUSIVE DISTRIBUTION AGREEMENT FOR ASIA

By and between First Lotus Company ltd. having its registered office at 1/F VIP Cial Centre, 120 Canton Road, Kowloon, Hong Kong, represented for the purposes of these presents by Miss Ng Lai Fong Chris, as director, hereinafter called the **DISTRIBUTOR**.

OF THE FIRST PART

AND:

MAVI SUD, having its registered office at Viale dell'Industria 1, 04011 Aprilia (LT) Italy, represented for the purposes of these presents by Dr. Pierfrancesco Morganti, President, hereinafter called the **SUPPLIER**.

OF THE SECOND PART

NOW THEREFORE IT HAS BEEN DECIDED AND AGREED AS FOLLOWS:

1. APPOINTMENT OF THE DISTRIBUTOR

First Lotus Company ltd. is appointed as an exclusive Distributor for the Products as defined hereunder in Article 2, with regard to the sale of the said Products in the following territories: Hong Kong, Macao

1.1. Special agreement about People's Republic of China

The Distributor is free to continue to prospect and to sell to China with the present distribution agreement until 31rst December 2007.

Before that deadline, both parties agree to start negotiations to set up a joint-venture partnership in China in order to develop the market.

mavi sud

1.1.1. Alternative 1 : a common joint-venture company is settled in China between First Lotus Co. Ltd. And Mavi Sud
New targets for Hong Kong and Macao territory are to be negotiated between both parties.

1.1.2. Alternative 2 : failure to set up a common join-venture in China between both parties on 31rst December 2007

a. Territory of Hong Kong and Macao
First Lotus Co. ltd. continues to have right to sell in Hong Kong and Macao until 31rst December 2010, as stated in the Distribution agreement.
New targets for Hong Kong and Macao territory are to be negotiated between both parties.

b. Territory of China, after the deadline of 31rst December 2007
Provided first Lotus Co. Ltd. give the list of their customers to Mavi, from now on, until 31rst December 2007, First Lotus Co. ltd. Keep the right to sell to their customers in China (limited to this list only), from 1rst January 2008 to 31rst December 2010, date of termination of the present distribution agreement.
The names of the customers in China are to be translated in English using Ping Ying transcription.

If Mavi branch company is settled in China before the deadline of 31rst December 2007, Mavi will have the right to sell directly to any customer except the one listed by First Lotus Co. ltd.

1.1.2.1 List of customers served by Fist Lotus Co. ltd. In China

Lotus commits to provide Mavi with the list of customers they serve in China, from now on, and respectively on 31rst December 2005, 2006, 2007.

In exhibit D is the list of the customers served by First Lotus Co. ltd. In China, on the date of 1rst July 2005.
It will be updated on 31rst December 2005, 2006, 2007.

1.1.2.2. Export price policy

To avoid unfair competition in China between First Lotus Co. ltd. – serving their own customers (as stated on the list updated on 31rst December 2007) and Mavi branch company in China -, Mavi commits to practice the same export price to his branch company in China as did for First Lotus Co. ltd.
In this way, both parties can harmonize their selling price to Beauty salons in China.

1.1.2.3. Renewal of the right to First Lotus Co. ltd. to sell Mavi products to the customers of the list dated 31rst December 2007.
On termination date of the present distribution agreement on 31rst December 2010.

mavi sud

If the present distribution agreement is to be renewed for Hong Kong and Macao, the right of First Lotus Co. ltd. Continue to serve their customers in China - as stated on the list updated on 31rst December 2007 – will be renewed automatically for the same renewal period of the distribution agreement.

1.1.2.4 Targets for Hong Kong, Macao and the list of the customers served by First Lotus Co. ltd. in China, for periods 1rst January 2007 to 31 December 2010.

Before the deadline of 31rst December 2006, new yearly targets, covering periods from 1rst January to 31 December 2007, 2008,2009 and 2010 will be negotiated between both parties.

The Distributor commits formally:
not to sell the goods to any territory other than those mentioned above.

2. THE DISTRIBUTOR'S RIGHTS AND DUTIES

2.1. He is exclusive Distributor of the products for the territories : Total Safe Line and dermatological line

2.2. He will handle the marketing policy he thinks the most suitable to reach annual targets, conforming with the Mavi sell general politics worldwide.

2.3. He will report to Janine Mong, Mavi's Asia Consultant, twice a year, and every six months, about the marketing actions and the reaction of the market.

2.4. He will inform the Consultant about the regulations of the territory regarding the products.

2.5. He commits not to disclose confidential data after the end of the contract.

2.6. He will provide the Consultant with any local language commercial printings, translations, documentation or advertisement items made by him.

3. THE SUPPLIER'S RIGHTS AND DUTIES

The Supplier commits to:

3.1. Keep the Distributor informed with the developments of new concepts of the Products and all other pertinent information concerning the Products.

3.2. Confirm order within 5 working days after receipt of order and delivery schedule according to availability of products.

mavi sud

The Consultant is responsible:

3.3. to collect orders from the Distributor
3.4. to handle communications with the Supplier. Any communication made by the Consultant has got prior approval from the Supplier. Any amendment to this agreement is to be confirmed by letter by the Supplier.
3.5. to help to coordinate actions and exchange informations between importers of different countries in Asia whenever it is useful for all parties.

4. PRODUCTS

The products with prices are listed in Exhibit A. The Supplier retains the right to modify the list of Products in response to market and/or economic conditions and to discontinue production and/or commercialization of any of the Products.

5. PRICES

The prices are in FOB Roma & Euros. They are valid until 31 December 2005.

5.1.Prices increase due to increase of production costs.
This price increase takes place each year in January, after discussion with the Distributor, for implementation from 1st of March of the current year.

6. PAYMENT

Payment must be done either by TT or by irrevocable and confirmed L/C. All bank charges outside Buyer's country for L/C are on Supplier's account.

Payment terms are as follows :

6.1. Payment by TT, before shipment, discount of 2%
6.2. Payment by L/C at sight, no discount
6.3. Payment by L/C at 30 days from the date of the AWB, 0,5% interest
6.4. Payment by L/C at 60 days from the date of the AWB, 1% interest
6.5. Payment by L/C at 90 days from the date of the AWB, 1,5% interest
6.6. Payment by L/C at 120 days from the date of the AWB, 2% interest
6.7. Payment by TT , 50% , no discount
6.8.Payment by D/P 50%, with interest 2%

mavi sud

Any failure to honor one D/P payment is sufficient to cancel the payment facility. In this case, subsequent orders have to be paid 100% by TT (see point 6.1)

Official confirmation of L/C or TT should reach the Supplier by swift message before shipment of the goods.
L/C payment is valid only for a minimum purchase order of 15.000 Euros.

7. TERM

This agreement will take effect on the date first below written and shall continue for a term of 5 years, provided the annual target is reached as indicated in article 8.
It will be renewed for a period of 5 years at the end of the term. New reasonable targets for the period will be renegotiated between both parties.

Year 0 (period 1rst January to 31 December 2005) is not taken into account as full year because the previous agreement end on 30 June 2005. For common convenience, it has been shorten to 6 months, to be terminated on December 2005, instead of June 2006. Therefore, the extension period of 5 years starts per se from 1rst January 2006 to 31 December 2010.

8. ANNUAL TARGETS

The annual targets are in Euros :

- year 0 – from 1rst January 2005 to 31 December 2005 – is 194 440 Euros
- year 1 – from 1rst January 2006 to 31 December 2006 – is 259 250 Euros

For the subsequent periods

- year 2 – 1rst January 2007 to 31rst December 2007– shall be agreed upon by the parties within January 31, 2007
- year 3 – 1rst January 2008 to 31rst December 2008– shall be agreed upon by the parties within January 31, 2008
- year 4 — 1rst January 2009 to 31rst December 2009– shall be agreed upon by the parties within January 31, 2009
- year 5 — 1rst January 2010 to 31rst December 2010– shall be agreed upon by the parties within January 31, 2010

mavi sud

9. EARLY TERMINATION OF THE CONTRACT

Events resulting in the early termination of the contract.
This agreement may be terminated by either party by registered letter recorded delivery a notice of :

- Three months after the occurrence of event 9.1.
- two months for events 9.2. to 9.6.

The events are:

9.1. Failure by the Distributor to meet his annual target is a sufficient clause to the early termination of the contract.
9.2. Either party is unable to pay.
9.3. Bankruptcy of either party.
9.4. Failure by either party to fulfill his obligations.
9.5. The Distributor is guilty of exporting Supplier's products to other countries than the ones concerned by this contract.
9.6. The Distributor fails to place orders in 4 consecutive months.

10. TRADEMARKS

10.1. No provision of the present Agreement shall give the Distributor any right, other than for the purposes of the services in the Territory, to use any trademarks, logos, commercial names, or other industrial property rights of which the Supplier is owner or licensee.

10.2. The Supplier will be responsible to register his trademark Mavi in English and in Chinese in the territories concerned. All registration fees are on his charge. In Exhibit C are the brand trademarks in English and in Chinese with the logo (enclosed).

10.3. The Distributor shall call promptly to the attention of the Consultant and in writing any claims or proceedings relating to the publicity or sale of the Products or services, which shall come to the Distributor's knowledge.

11. COMMERCIAL TERMS

11.1. Product promotional help

11.1.1. Free sales size products: 1 free product/dozen, is the general rule. For exception, please refer to price list in Exhibit A.

mavi sud

The Supplier is free to amend this list according to the production costs fluctuation.

11.1.2. Promotional help of 7% of the FOB value on sales size products.

11.1.3. Available free samples and free promotional items up to 5% of the Fob value (Price list in exhibit B)
Additional samples over that amount are invoiced at cost value to the Distributor.

11.1.4 Promotional items (for cost purpose), could be manufactured locally according to factory design, or on proposals made by distributors and agreed by factory.

11.2. Scientific promotional help

Dr. Morganti agrees to provide free of charge scientific papers on Cosmetology to the Distributor. The Distributor could use them in local professional magazines, as a vehicle to promote Mavi products.
The periodicity and the content will be defined by both parties.

11.3. Training

A training of three days in Rome is a pre-requisite for Distributionship.

11.3.1. Special training in the Territory by the Supplier.

On the Distributor's request, the Supplier agrees to participate to one training once a year in the Territory.

11.3.1.1. The Supplier will be responsible for the Air ticket and the Distributor will provide for Hotel and living expenses for one trainer, who could be Dr. Morganti or someone else. The translation fees, if any, are on the account of the Distributor. If there are any extra costs for training, the budget should be submitted to prior approval by both parties.

11.3.1.2. Dr. Morganti's status : In case Dr. Morganti is requested personally to run a seminar in the Territory together with one trainer, the same rule will be applied for two people, Dr. Morganti and the trainer.

11.3.2. Training in Italy by the Supplier

Training sessions in Supplier's place are possible maximum once a year, with a training program agreed by both parties. The Supplier will be responsible for the training costs, training material and translation in English. Traveling and living expenses are on the Distributor's account.

mavi sud

12. MISCELLANEOUS

12.1. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. This agreement cannot be transferred by Distributor to another party without the written agreement of the Supplier.

12.2. Any amendment to this agreement should be subject to a written document approved and signed by the counterparty concerned by the amendment.

12.3. This Agreement shall be governed by and interpreted in accordance with the Rules of the International Chamber of Commerce. This Agreement supersedes and terminates any and all prior agreements or contracts, written or oral, entered into between the parties relating to the subject matter hereof, and any representations promise or condition in connection therewith not in writing shall not be binding upon either party.

12.4. Any dispute or difference of any kind shall be finally determined by arbitration in accordance with the rules of the International Chamber of Commerce. The arbitration proceedings shall take place in Rome or such other location as the parties in dispute may agree upon and such proceedings will be conducted in the English language.

In the event that any one or more provisions contained in this Agreement should be held unenforceable by any judicial decision, such unenforceability shall not effect any other provisions of this Agreement.

12.5. All notices required to be given for the purpose of this Agreement shall be validly given by prepaid registered mail, recorded delivery, addressed to the parties' respective registered offices.

12.6. This Agreement made in English language will be interpreted and modified in English because English is the mutual Agreement language.

In witness whereof, the parties have hereby executed this Agreement as the date first above written.

Rome, 1rst July 2005

mavi sud

The Supplier

Dr. Pierfrancesco Morganti

MAVI SUD s.r.l.
Via dell'Industria, 1
04011 APRILIA (LT)
P.I. 01347820597

The Distributor

Miss Ng Lai Fong Chris

mavi sud

Attn: MR. Wilson Wan
Term: Chris A 1.

EXHIBIT A

LOTUS
TS LINE
EXPORT PRICE LIST IN EURO FOB ROME-
VALID UNTIL 31/12/2005

Codice	Products	Packing	EURO PRICE	Free goods dozen
045801	ASF SOLUTION 500 ml	bottle	10,00	1
045203	IDROGEL ATTIVO 250 ml	tube	11,70	1
047001	GENTLE CLEANSING 200 ml	bottle	5,36	NO
047002	GENTLE CLEANSING 500 ml	bottle	6,71	NO
047003	GENTLE CLEANSING WHITENING ACTIVITY 200 ml	bottle	9,00	NO
016503	HYDROFOAM 150 ml	tube	8,85	1
046801	MAKE-UP REMOVER 200 ml	bottle	8,00	1
045504	pH 4 500 ml	bottle	11,00	NO
047101	SKIN TONER 200 ml	bottle	5,03	NO
047102	SKIN TONER 500 ml	bottle	7,00	NO
046703	GLICOMAVI 20% 100 ml	tube	24,39	3
045602	PEEL OFF 150 ml	tube	7,04	1
048302	SCRUB MASSAGE 250 ml	tube	13,00	1
046402	BODY MASSAGE CREAM 250 ml	tube	10,00	1
045001	CELL BALANCE 200 ml	bottle	23,10	1
045004	CELL BALANCE PLUS 150 ml	tube	8,50	1
047420	ENRICHED NIGHT CREAM 20 50 ml	jar	14,58	
045008	FAT BALANCE 200 ml	bottle	18,45	1
047201	MOISTURE RICH SERUM 50 ml	bottle	8,72	1
045101	MOISTURE RICH SERUM 500 ml	bottle	23,14	1
047505	MOISTURIZING CREAM 5 50 ml	jar	8,00	1
047510	MOISTURIZING CREAM 10 50 ml	jar	8,00	1
047410	RENEWAL CREAM 10 50 ml	jar	9,40	1
046612	CELLULITE SLIMMING GEL 150 ml	tube	8,38	1
046303	SMOOTH-CARE MUD MASK 250 ml	tube	14,48	1
047406	VITALIZING CREAM 150 ml	tube	14,25	1
045701	DERMOACTIVITY 150 ml	tube	9,72	1
047305	WRINKLE INT.TREATM. DAY CREAM 5 30 ml	bottle	10,00	1
047605	WRINKLE INT.TREATM. NIGHT CREAM 5 30 ml	bottle	10,00	1
047320	MOISTURE ESSENCE 20 30 ml	bottle	13,58	1
046603	COUPEROSE ACTIVE DERMADOSE(10 cpsx0,4 ml.)	blister	8,00	1
046605	AGE COMPLEX DERMADOSE(10 cpsx0,4 ml.)	blister	8,00	1
045401	BIO NATURAL MASK 150 ml	tube	9,70	1
045301	TOTAL SOOTH.MASK 150 ml	tube	8,72	1
046602	TOTAL SKIN DERMADOSE(10 cpsx0,4 ml.)	blister	8,00	1
046608	TOTAL SKIN PROTECTION DERMADOSE(10 cpsx0,4 ml.)	blister	8,00	1
046601	TOTAL SKIN LIFTING DERMADOSE(10 cpsx0,4 ml.)	blister	8,00	1
047401	DAILY EYE WRINKLESS 30 ml	tube	15,43	1
046649	FIRMING COLLAGEN PAD SENO x 6 pairs	box	12,00	NO
046650	FIRMING COLLAGEN PAD VISO x 6 pads	box	10,00	NO
046604	CELL DERMADOSE(10 cpsx0,4 ml.)	blister	8,00	1
025607	Maviceutical Cell x 14+ 2 free x bottle 50 ml.	box	210,00	NO

mavi sud

EXHIBIT A

046603	COUPEROSE ACTIVE DERMADOSE	blister	8,00	1
046651	FIRMING COLLAGEN PAD BENDAGE x 12 bandages	box	55,00	NO
047901	PROTECTION 50 ml	jar	9,05	1
046201	SEBO BALANCE 30 ml	tube	7,04	1
046613	SMOOTH CARE BODY CREAM 150 ml	tube	8,72	1
046302	SMOOTH CARE SHOWER BATH OIL 150 ml	tube	7,39	1
047310	WRINKLE INTENSIVE TREATMENT DAY CREAM 10 30 ml	tube	10,00	1
047610	WRINKLE INTENSIVE TREATMENT NIGHT CREAM 10 30 m	tube	11,57	1
048001	SEAWEED VITALIZING MASK 10 x 8 gr	box	8,38	1
048402	CALAMINE MASK 250 ml	tube	12,50	1
048501	TRIFASIS CELL	box	95,38	1
048502	TS- ATTIVATORE 20 ml	bottle	4,00	1
046001	Trifasis mud activated pot 2,5 Kg	pot	85,00	1
045901	Trifasis drenage sculpture activated pot 2,5 Kg	pot	85,00	1

mavi sud

LOTUS
PHARMACEUTICAL LINE
EXPORT PRICE LIST IN EURO FOB ROME-
VALID UNTIL 31/12/05

EXHIBIT A

Codice	Products	Packing	EURO PRICE	Free goods dozen
010301	ALFA 4 125 ml	bottle	3,50	1
010602	ALFA 4 500 ml	bottle	7,30	1
010701	ALFA 4 MICOSPUMA 100 ml	bottle	7,50	1
010702	ALFA 4 MICOSPUMA body 500 ml	bottle	7,50	NO
010101	MAVIGEN LATTE 125 ml	bottle	5,00	1
010201	MAVIGEN GEL 125 ml	bottle	5,00	1
010401	MAVIGEN SAPONE 100 g	box	2,00	1
012101	IDROSKIN 50 ml	tube	6,50	1
012110	IDROSKIN 10 50ml	tube	6,50	1
012105	IDROSKIN 5 50ml	tube	6,50	1
012125	IDROSKIN C 30 ml	tube	6,70	1
012115	IDROSKIN UV 30 ml	tube	9,00	1
012001	IDROSKIN CORPO 200 ml	bottle	8,01	2
011901	IDROSKIN MANI 100 ml	bottle	8,00	NO
012201	NORMOSKIN 50 ml	tube	5,50	1
014301	ACROMOS PLUS 15 ml	tube	8,00	1
014303	ACROMOS forte 15 ml	tube	8,50	1
012301	MAVIGEN IDROSCHIUMA 75 ml	tube	5,50	5
015201	KERATOTAL ACNE 30ml	tube	5,50	1
015501	KERATOTAL SCRUB 50 ml	tube	4,50	1
024801	ZINCORAL 60 cps	blister	5,53	1
026302	DEODERM CREMA 50ml	tube	5,00	1
010502	MAVIGEN BAGNO 100 g	box	5,34	1
012501	MAVIPIU' IDROPASTA 100 ml	tube	7,47	5
017007	MAVIPIU' SOLE 125 ml	bottle	8,67	3
018402	MAVIGEN SHAMPOO 200 ml	bottle	4,50	1
018102	MAVIGEN SEBO 200 ml	bottle	4,50	1
018302	MAVIGEN FORFORA 200 ml	bottle	4,50	1
022102	ZPT 75 ml	tube	3,50	1
022202	LPO 75 ml	tube	3,15	1
024401	BIOESSE SHAMPOO 125ml	bottle	5,50	1
024402	BIOESSE LOZIONE 125 ml	bottle	10,00	1
024404	BIOESSE PLUS 30 cps	blister	10,16	1
018501	MAVIOIL 200 ml	bottle	5,00	1
018502	MAVIOIL Body Wash 200 ml.	bottle	6,00	1
018503	MAVIOIL Body Lotion 200 ml.	bottle	6,50	1
024703	EFAGEL SA 30cps	blister	11,00	1
024704	EFAGEL TOPIC 150 ml	tube	8,50	1
024705	EFAGEL OLIO 150 ml	tube	6,00	1
018602	ELAGENO A MONODOSE 20 ml	blister	8,00	1

mavi sud

EXHIBIT A

018801	ELAGENO INTIMO 200 ml	bottle	3,60	1
018802	ELAGENO INTIMO 500 ml	bottle	8,77	1
018903	ELAGENO TOPICO 60 ml	sachets 30	8,89	1
018601	ELAGENO A 75 ml	tube	6,50	1
018904	ELAGENO STRIA 150 ml	tube	10,00	1
018902	ELAGENO SENO 80 ml	sachets 20	8,50	1
018906	ELAGENO OS 20 cps	blister	7,00	1
024610	QM LOZIONE DETERGENTE 200 ml	bottle	7,00	1
024612	QM IDRATANTE 5 40 ml	tube	8,30	1
024615	QM NUTRIENTE 5 40ml	tube	8,50	1
024613	QM IDRATANTE 10 40 ml	tube	8,80	1
024616	QM NUTRIENTE 10 40 ml	tube	8,60	1
024621	QM CONTORNO OCCHI 15 ml	tube	7,00	1
015103	KERATOTAL CREMA 150 ml	tube	9,99	2
015105	KERATOTAL SHAMPOO 150 ml	tube	10,15	6
015401	KERATOTAL PEEL 15 ml	tube	7,75	3
035501	KERATOTAL LIFTING LABBRA 4.5 ml	stick	5,74	3
017001	MAVISOLE 6 125 ml	tube	6,60	1
017002	MAVISOLE 9 75 ml	tube	6,50	1
017003	MAVISOLE 18 125 ml	tube	6,50	1
017015	MAVISOLE Scalp Foam 50 ml.	bottle	6,50	1
017005	MAVISOLE VISO 50 ml	tube	7,00	1
017004	MAVISOLE DOPO 125 ml	tube	6,50	1
017011	MAVISOLE SHAMPOO 125 ml	bottle	6,00	4
017014	MAVISOLE MILK SPRAY SPF 30	bottle	6,50	1
017010	MAVISOLE DOCCIA SCHIUMA 200 ml	bottle	8,00	5
016501	MAVISAN MEDIA PROTEZIONE 125 ml	bottle	11,00	5
016201	MAVISAN CREMA 50 ml	tube	6,50	1
016101	MAVISAN LATTE 125 ml	bottle	6,50	1
016301	MAVISAN TOTAL 50 ml	tube	6,50	1
016401	MAVISAN DOPO 125 ml	bottle	6,50	1
024502	BETAEFFE PLUS 20 cps	blister	7,54	1
024501	BETAEFFE COMPLEX 20 cps	blister	8,80	1
035001	KERA A 50 ml	jar	10,78	1
035002	KERA C 50 ml	jar	9,90	1
035101	KERA IDROSCHIUMA 125 ml	tube	6,00	5
035201	KERA PEEL 20 ml	tube	6,90	1
035402	KERA LABBRA C 4.5 ml	stick	4,57	1
035403	KERA LABBRA E 4.5 ml	stick	4,57	1
035301	KERA SHAMPOO 125 ml	tube	3,60	1
035502	KERA VOLUME Labbra 4,5 ml.	stick	4,57	1
019001	ZEROAC CREMA 30 ml	tube	7,00	1
019002	ZEROAC AQUASFERA 50 ml	tube	7,00	1
019003	ZEROAC SOLE 50 ml.	tube	6,00	1

mavi sud

EXHIBIT A

025001	HCG 1000 2 ml	bottle	8,50	1
025003	HCG 2000 2 ml	bottle	21,00	1
025004	HCG 2000 5 ml	bottle	31,00	1
025201	HY20 1.1 ml	syringe	50,00	1
025301	AS 30 25 ml	5 bottles 5	20,00	NO
025401	PILL MASK 8 face masks	blister	13,00	1
025504	ACIDO MALICO 50 ml	bottle	19,00	NO
025503	ACIDO COGICO 50 ml	bottle	19,00	NO
025501	ACIDO AZELAICO 50 ml	bottle	19,00	NO
025502	ACIDO GLICOLICO 50 ml	bottle	19,00	NO
025602	ACTIVE MAVICEUTICALS (Borrago off.) 50 ml	bottle	9,50	1
025606	ACTIVE MAVICEUTICALS (Crithmum marina) 50 m	bottle	9,50	1
025601	ACTIVE MAVICEUTICALS (Corallina) 50 ml	bottle	9,50	1
025605	ACTIVE MAVICEUTICALS (Ruscus) 50 ml	bottle	9,50	1
025604	ACTIVE MAVICEUTICALS (Vitamin C) 50 ml	bottle	9,50	1
025603	ACTIVE MAVICEUTICALS (Vitamin E) 50 ml	bottle	9,50	1
025701	BALANCING LOTION 50 ml	bottle	9,50	1

mavi sud

EXHIBIT B

LOTUS
SACHETS FOR PHARMACEUTICAL LINE
EXPORT PRICE LIST IN EURO FOB ROME-
VALID UNTIL 31/12/2005

Codice	Products	Fill	Euro/Piece
091018	MAVIGEN IDROSCHIUMA	4 ml	0,23
091008	MAVIGEN SHAMPOO	4 ml	0,15
091011	LPO	4 ml	0,15
091037	BIOESSE SHAMPOO	4 ml	0,23
091005	ELAGENO A	4 ml	0,23
091029	ELAGENO SENO	4 ml	0,23
091014	MAVISOLE 6	4 ml	0,23
091016	MAVISOLE 18	4 ml	0,23
091035	MAVISOLE VISO	4 ml	0,23
091017	MAVISOLE DOPO	4 ml	0,23
091070	KERA A	4 ml	0,23
091071	KERA C	4 ml	0,23
091007	ELAGENO STRIA	4 ml	0,23
091026	QM C.Occhi	4 ml	0,23

SAMPLE FOR PHARMACEUTICAL LINE
EXPORT PRICE LIST IN EURO FOB ROME-
VALID UNTIL 31.12.2005

Codice	Products	Fill	Euro/Piece
090701	NORMOSKIN	15 ml tube	0,50
090901	MAVIGEN IDROSCHIUMA	15 ml tube	0,50
090907	MAVIPIU IDROPASTA	15 ml tube	0,43
092001	MAVIGEN SHAMPOO	50 ml bottl	0,57
092502	BIOESSE SHAMPOO	50 ml bottl	0,79
092402	MAVIOIL	50 ml bottl	0,64
092405	Mavioil Body Wash	50 ml bottl	0,70
097501	ELAGENO INTIMO	50 ml bottl	0,71
096101	ELAGENO A	30 ml tube	0,40
092106	MAVISAN LATTE	50 ml bottl	0,88
092101	MAVISAN TOTAL	15 ml tube	0,65
099011	QM IDRATANTE 5	15 ml tube	0,49
090906	QM NUTRIENTE 5	15 ml tube	0,50
098717	QM IDRATANTE 10	15 ml tube	0,51
092701	EFAGEL TOPIC	15 ml tube	0,48
092702	EFAGEL OLIO	15 ml tube	0,45
090616	Zeroac 15 ml.	15ml.tube	4,00
091103	Acromos Forte 5 ml.	5ml. Tube	2,50
099207	Keratotal Acne 15ml.	15ml.tube	4,00
090619	Zeroac Aquasfera 15 ml.	15ml.tube	3,75

mavi sud

EXHIBIT B

SACHETS FOR TS LINE
EXPORT PRICE LIST IN EURO FOB ROME-
VALID UNTIL 31.12.2005

Codice	Products	Fill	Euro/Piece
091042	MOISTURIZING CREAM 10	4 ml	0,15
091058	SCRUB MASSAGE	4 ml	0,15
091062	GENTLE CLEANSING	4 ml	0,15
091040	PROTECTION	4 ml	0,15
091064	ENRICHED NIGHT CREAM 20	4 ml	0,15
091063	VITALIZING CREAM	4 ml	0,15
091059	SEBO BALANCE	4 ml	0,15
091047	MOISTURIZING CREAM 5	4 ml	0,15
091041	DAILY EYE WRINKLES*	4 ml	0,15
091043	NIGTH CREAM 5*	4 ml	0,15
091045	NIGTH CREAM 10*	4 ml	0,15
091046	DAY CREAM 10*	4 ml	0,15
091048	CELL BALANCE PLUS**	4 ml	0,15
091049	IDROGEL ATTIVO**	4 ml	0,15
091050	BIO NATURAL MASK **	4 ml	0,15
091051	DERMOACTIVITY**	4 ml	0,15
091052	HYDROFOAM**	4 ml	0,15
091053	CELLULITE SLIMMING GEL**	4 ml	0,15
091054	GENTLE CLEANSING WHITENING**	4 ml	0,15
091055	CALAMINE MASK**	4 ml	0,15

mavi sud

mavi sud s.r.l
COSMETICI IPOALLERGENICI
Viale dell'Industria, 1 - 04011 Aprilia (LT) Italy
Tel. (06) 92.86.261 - Telefax (06) 92.81.523
E-mail: mavi@colosseum.it
URL=http://www.colosseum.it/st81/mavi
Cap. Soc. L. 1.100.000.000 int. vers.
C.C.I.A.A. Latina n. 84683/87 - Reg. Trib. 13210
Op. Est. Mecc. Nr. LT 00 52 60
Cod. Fisc. / Part. IVA 01347820597

Ns. Rif.

Vs. Rif.

EXHIBIT C

mavi 瑪菲

C.N.

Chinese redbud beauty parlor
Field address : Kwangtung electricity town clear wave street east white county

Profession beauty parlor
Field address : the Nanhai Guangdong Li water town river village

Does love beauty silk hairdressing?
Field address : Liuzhou Kwangtung liberates south road

Beauty Fa hairdressing center
Field address : Guangzhou Guangdong Genyuenli white clouds area lifetime Kang street

Male light visit the barber beautiful Fa
Field address : Guangzhou Guangdong widely spend big road Tang stream market

Ale visits the barber center
Field address : Nan Ning Shi Guangxi chiangnan road west a Li

Purple cloud profession visit the barber beautiful Fa
Field address : Zhuhai luck nine continents highroads lotus garden

Profession hairdressing center
Field address : Kwangtung three water people's road organ article street

Soft beauty profession hairdressing center
Field address : Guangzhou Guangdong Li bay road

Orchid strong and pervasive fragrance hairdressing beauty Fa can
Field address : Guangzhou Guangdong industry highroad

Soft rhyme beauty Fa hairdressing center
Field address : Guangzhou Guangdong chiangnan west road green willow street

Elegance yan visits the barber beauty center
Field address : guangzhou Guangdong Xinhua town cultivate educated mend street

Yang Shu fragrance beauty face center
Field address : guangzhou sea pearl square uprising road

Elegance garden beauty Fa hairdressing center
Field address : guangzhou Guangdong widely spend two

A squares hairdressing career agency
Field address : guangzhou ring market middle of road day No. 300 show edifice

Deep and clear Sa beauty salon hairdressing
Field address : Guangzhou Guangdong along river road

Only beauty good reveal hairdressing center
Field address : guangzhou dish of happiness road hua Mao center on the 63th day

Gold sea fort visit the barber beauty body center
Field address : Guangzhou Guangdong galaxy Shih Pai east

Dresses up uncle visit the barber beauty Fa center
Field address : Guangzhou Guangdong wide garden road clouds Fan new village

Modern beauty hairdressing center
Field address : guangzhou east west lake Shandong road Nan-Men

Gentleman purple orchid profession hairdressing agency
Does field address ; guangzhou treasure hillock? Source street

Jiang Shi visits the barber catenation agency
Field address : Zhongshan guangzhou two

Kimpi beauty Fa hairdressing center
Field address : Guangzhou galaxy area industry garden department rhyme road

This a beauty hairdressing beauty Fa center
Field address : guangzhou Guangdong Hwangpoa area Nangang sand step business street

Prosper benefit visit the barber beauty Fa
Field address : guangzhou galaxy east garden rich strength new village

Modern profession beauty parlor
Field address : Guangzhou Guangdong garden new village Jing Tai straight street

Real profession woman hairdressing chain store
Field address : Chongzhou city Sichuan Shu state north road

Orchid silk beauty parlor
Field address : Liupanshui Kweichow market construct road

Cut hairdressing center
Field address : panyu city Kwangtung market bridge peace and happiness road

Does pretty girl hairdressing?
Field address : Guizhou red water market watches scenery bank

Yuan benny club
Field address : taishan city Kwangtung Gang state highroad

Small Dong beauty parlor
Field address : guiyang Kweichow fountain

Only Ch'ioh profession visit the barber beauty body center
Field address : Guangdong Foreign trade and economic cooperation edifice

Beautiful woman hairdressing beauty Fa foot road center
Field address "Southeast the ocean university drip education road broadcast television center

Sunshine Chinese herbal medicine beauty parlor
Does field address : the Nanhai Kwangtung official? Does town official? Highroad

Fashion dispels spot hairdressing heart
Field address : Zhanjiang Kwangtung Zhongshan two

Yuan visit the barber Mei Fa Shi
Field address : Kwangtung Feng urban Tung Mon

Gold red Zhuang profession hairdressing center
Field address : Zhongshan city Kwangtung small Lan town

That woman workshop visit the barber beauty Fa center
Field address : Zhuhai luck build beauty road the Nanhai hotel greatly

Fuchsin profession hairdressing center
Field address : Kwangtung Buddha dagger sports road on the 17th day

Swallow Feng beauty parlor
Field address : huizhou Kwangtung market under jiao east road

Elegance beauty Hsien hairdressing beauty Fa center
Field address : Foshan city Kwangtung builds new road

Sunshine hairdressing center
Field address : Yangjiang Kwangtung market two links Sierra Leone north road

AVON profession beauty parlor
Field address : Shenzhen breadthways hillock town edifice

Beauty Fang industry visit the barber protect skin center
Field address : Shenzhen develops vigorously road sea embellish square

Gold beauty hammering block visit the barber beauty Fa center
Field address : gongbei Zhuhai bridge light

Gorgeous Fang visit the barber house
Field address : Kwangtung platform town south way on the 89th day

Source Lin whole hairdressing center
Field address : kunming Yunnan ChangChun Rd. Changchun garden

Good health Shanxi jade son beautiful Fa beauty parlor
Field address : Ankang Shanxi nine China hotel lane north of the Changjiang River

Chinese flowering crabapple herbalist doctor hai
Field address : Shensi safe market clock drum-tower square

Tide up beauty parlor naturally
Field address : Xishuangbanna state Yunnan nation stadium

Face is like jade catenation beauty parlor
Field address : Foshan city Kwangtung grandfather temple road A No. one rich honor center

Joy elegance beauty parlor
Field address : Guangzhou Guangdong five Guangzhou temple right new road

Think yan specially good effect profession beauty parlor
Field address : guangzhou Guangdong liberates north welcome guests road